                                                                  EXHIBIT 99.13

                                                    EXHIBIT B TO AMENDMENT NO. 1
                                                               TO LOAN AGREEMENT

                          AMENDMENT NO. 1 TO GUARANTY


         Amendment No. 1 dated as of May 31, 1996 to the Guaranty dated as of December 1, 1994 (the "Guaranty"), made by MARINE DRILLING COMPANIES, INC., a corporation organized and existing under the laws of the State of Texas (the "Guarantor"), in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Lender").

         WHEREAS, KEYES HOLDING CORPORATION, a Delaware corporation (the "Borrower"), a wholly-owned subsidiary of the Guarantor, entered into the Loan Agreement dated as of December 1, 1994 (the "Loan Agreement"), providing for a loan of USD 35,000,000 by the Lender to the Borrower (the "Loan"); and

         WHEREAS, the Lender, the Borrower and the Guarantor have agreed to amend the Loan Agreement in order to extend the Maturity Date of the Loan, modify the repayment terms of the Loan and make other changes in the provisions of the Loan Agreement; and

         WHEREAS, the Borrower, the Lender and the Guarantor have agreed to the terms of Amendment No. 1 to the Loan Agreement dated as of May 31, 1996 ("Amendment No. 1") and the Borrower and the Lender have agreed to the terms of Endorsement No. 1 to the Note dated May 31, 1996 ("Endorsement No. 1") to, among other things, reflect the changes described above; and

         WHEREAS, it is to the corporate benefit of the Guarantor that the Borrower enter into Amendment No. 1 and Endorsement No. 1; and

         WHEREAS, in order to induce the Lender to enter into Amendment No. 1 and Endorsement No. 1, the Guarantor is prepared to guarantee the performance by the Borrower of its obligations under the Loan Agreement, as amended by Amendment No. 1, and under the Note, as amended by Endorsement No. 1; and

         WHEREAS, the Lender is prepared to enter into Amendment No. 1 and Endorsement No. 1 in consideration, among other things, of the continuing guaranty by the Guarantor of the obligations of the Borrower under the Loan Agreement, as amended by Amendment No. 1, and under the Note, as amended by Endorsement No. 1.

         NOW THEREFORE, IN CONSIDERATION OF THE PREMISES, the Guarantor and the Lender hereby agree as follows:

                 1. All references in the Guaranty to the Loan Agreement shall mean the Loan Agreement as amended by Amendment No. 1.

                 2. All references in the Guaranty to the Note shall mean the Note as amended by Endorsement No. 1.

                 3. The Guarantor hereby acknowledges receipt of Amendment No. 1 and Endorsement No. 1 in execution form and hereby consents and agrees to both of them and to all the terms and provisions thereof.

                 4. Except as otherwise provided herein or as waived in writing by the Lender, the Representations and Warranties contained in
         Section 7 of the Guaranty made by the Guarantor in favor of the Lender are correct on and as of the date of this Amendment No. 1 to Guaranty as though made on and as of such date and the Guarantor is in compliance with all of the Covenants contained in Section 3.03 of the Loan Agreement.

                 5. All capitalized terms used in this Amendment No. 1 to Guaranty which are not defined herein shall have the meanings given to them in the Loan Agreement, as amended.

                 6. This Amendment No. 1 to Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment No. 1 to Guaranty, as of the date first above written.

                                        MARINE DRILLING COMPANIES, INC.


                                        BY:_____________________________________
                                            NAME:  Joan R. Smith
                                            TITLE:  Vice President


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        BY:_____________________________________
                                            NAME:_______________________________
                                            TITLE:______________________________





                                      3